UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2018
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 2.03 of this Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 1, 2018, Sensient Technologies Corporation (“Sensient”) entered into a new fixed rate, senior note purchase agreement with a group of financial institutions including New York Life Insurance Company, Metropolitan Life Insurance Company, and The Prudential Insurance Company of America.  The notes include $25,000,000 of U.S. dollar denominated seven-year 4.19% senior notes; £25,000,000 of Sterling denominated five-year 2.53% senior notes; and £25,000,000 of Sterling denominated seven-year 2.76% senior notes.  The new five-year notes will mature in November 2023, and the new seven-year notes will mature in November 2025.  Funds were received on November 1, 2018, and the proceeds were used to refinance existing indebtedness.

Similar to Sensient’s other debt agreements, the note purchase agreement requires Sensient to maintain (1) a ratio of consolidated total funded debt to consolidated EBITDA (Leverage Ratio) of not more than 3.50 to 1.00, and (2) a fixed charge coverage ratio of not less than 2.00 to 1.00. The note purchase agreement also includes other financial covenants that are customary in transactions of this type and similar to those in Sensient’s existing debt agreements.

The foregoing is intended to be a general description of the note purchase agreement but does not constitute a full description of it. Reference is made to the note purchase agreement, which is attached as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit 10.1:	Note Purchase Agreement dated as of November 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Vice President, General Counsel and Secretary

Date:	November 1, 2018

EXHIBIT INDEX

Exhibit 10.1:	Note Purchase Agreement dated as of November 1, 2018.